UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle,

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2022, Omega Healthcare Investors, Inc. (“Omega””) held its Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the holders of 186,945,299 shares of Omega’s common stock were present in person or represented by proxy, representing approximately 78.48% of the total outstanding common stock as of the record date for the meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

	For	Against	Abstentions	Broker Non-Votes
Kapila K. Anand	138,398,407	2,018,127	492,694	46,036,071
Craig R. Callen	138,331,303	2,084,974	492,951	46,036,071
Dr. Lisa C. Egbuonu-Davis	139,355,718	1,075,974	477,536	46,036,071
Barbara B. Hill	138,948,147	1,490,305	470,776	46,036,071
Kevin J. Jacobs	138,690,278	1,715,232	503,718	46,036,071
C. Taylor Pickett	139,341,136	1,046,582	521,510	46,036,071
Stephen D. Plavin	134,857,427	5,543,078	508,723	46,036,071
Burke W. Whitman	138,462,480	1,932,542	514,206	46,036,071

Proposal 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor for fiscal year 2022

For	Against	Abstentions	Broker Non-Votes
175,667,540	10,694,824	582,935	Not applicable

Proposal 3: Advisory vote on Omega’s executive compensation

For	Against	Abstentions	Broker Non-Votes
132,175,314	7,514,373	1,219,541	46,036,071

Each of the director nominees was elected, the selection of Ernst & Young LLP was ratified, and Omega’s executive compensation was approved on an advisory basis.

Item 7.01	Regulation FD Disclosure.

In connection with Edward Lowenthal’s retirement from Omega’s Board of Directors effective as of the completion of the Annual Meeting, Omega’s Board of Directors appointed Mr. Whitman as Chair of the Compensation Committee, to serve in this capacity until the Company’s 2023 Annual Meeting of Stockholders. As Chair of the Compensation Committee, Mr. Whitman will be compensated in accordance with the Company’s director compensation program as described in Omega’s proxy statement for the Annual Meeting.

Effective as of the completion of the Annual Meeting, the membership of the Board’s standing committees is as set forth below:

Audit Committee

Members: Kapila K. Anand (Chair), Craig R. Callen, Kevin J. Jacobs and Burke W. Whitman

Compensation Committee

Members: Barbara B. Hill, Stephen D. Plavin and Burke W. Whitman (Chair)

Investment Committee

Members: Kapila K. Anand, Craig R. Callen (Chair), Kevin J. Jacobs and C. Taylor Pickett

Nominating and Corporate Governance Committee

Members: Craig R. Callen, Dr. Lisa C. Egbuonu-Davis, Barbara B. Hill and Stephen D. Plavin (Chair)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: June 6, 2022	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel